                                                                   EXHIBIT 10.22


                                                                  EXECUTION COPY
                                                                  --------------

                               SECOND AMENDMENT


     SECOND AMENDMENT, dated as of October 31, 2000 (this "Amendment"), to the
                                                           ---------
SECOND AMENDED AND RESTATED PURCHASE AND SALE AGREEMENT, dated as of March 10, 2000 (the "Purchase and Sale Agreement"), among RAYTHEON AIRCRAFT RECEIVABLES
           ---------------------------
CORPORATION, a Kansas corporation (the "Seller"), RAYTHEON AIRCRAFT CREDIT
                                        ------
CORPORATION ("Raytheon Credit"), as Servicer (as defined herein), the financial
              ---------------
institutions and special purpose corporations from time to time parties thereto (the "Purchasers"), BANK OF AMERICA, N.A., as Managing Facility Agent for the
      ----------
Purchasers (in such capacity, the "Managing Facility Agent"), THE CHASE
                                   -----------------------
MANHATTAN BANK and BANK OF AMERICA, N.A., as Co-Administrative Agents for the Purchasers (each in such capacity, a "Co-Administrative Agent"), THE CHASE
                                      -----------------------
MANHATTAN BANK, as Syndication Agent (in such capacity, the "Syndication
                                                             -----------
Agent"), CITIBANK, N.A. and CREDIT SUISSE FIRST BOSTON, as Co-Syndication Agents
-----
(each in such capacity, a "Co-Syndication Agent") and each Administrative Agent
                           --------------------
referred to therein.

                             W I T N E S S E T H:
                             -------------------

     WHEREAS, pursuant to the Purchase and Sale Agreement, the Purchasers have agreed to purchase, and have purchased, certain Receivables from the Seller;

     WHEREAS, the Seller has requested that the Purchasers purchase Receivables the maturity date of which and the date of delivery of the Financed Aircraft related thereto are no later than six months after the invoice date for such Receivable; and

     WHEREAS, Purchasers are agreeable to such request provided that the aggregate outstanding Principal Balances of such Receivables shall not exceed $75,000,000 on any Settlement Date.

     NOW, THEREFORE, the parties hereto hereby agree as follows:

     1.   Defined Terms.  Terms defined in the Purchase and Sale Agreement and
          -------------
used herein shall have the meanings given to them in the Purchase and Sale Agreement.

     2.   Amendment to Definition of Eligible Receivable (Subsection 1.1 of the
          ---------------------------------------------------------------------
Purchase and Sale Agreement).  The definition of "Eligible Receivable"
----------------------------
appearing in subsection 1.1 of the Purchase and Sale Agreement is hereby amended by (i) deleting "December 31, 2000" where it appears at the end of clause
(g)(ii) and clause (t)(ii) of such definition and (ii) inserting, in lieu thereof, "six months after the invoice date for such Receivable".

          3.   Amendment to Concentration Limits (Section 2.7 of the Purchase
               --------------------------------------------------------------
and Sale Agreement). Section 2.7(a) of the Purchase and Sale Agreement is hereby
------------------
amended by (i) deleting "." at the end of clause (xvii) thereof and (ii) inserting, in lieu thereof, the following:

          ; or

          (xviii) the aggregate outstanding Principal Balances of Receivables referred to in clause (g)(ii) of the definition of "Eligible Receivable" would exceed $75,000,000 on such Settlement Date.

          4.   Amendment to Definition of Eligible Receivable (Subsection 1.1 of
               -----------------------------------------------------------------
the Intercompany Purchase Agreement).  The definition of  "Eligible Receivable"
------------------------------------
appearing in subsection 1.1 of the Intercompany Purchase Agreement is hereby amended by inserting at the end thereof the following:

          To the extent not otherwise provided for in this definition of "Eligible Receivable", any Receivable which qualifies as an "Eligible Receivable" as such term is defined in the Purchase and Sale Agreement shall be an "Eligible Receivable" for purposes of this Agreement.

          5.   Affirmation of Repurchase Agreement.  RAC hereby consents to the
               -----------------------------------
foregoing amendments to the Purchase and Sale Agreement set forth herein and reaffirms its obligations under the Repurchase Agreement.

          6.   Affirmation of Guarantee.  The Guarantor hereby consents to the
               ------------------------
foregoing amendments to the Purchase and Sale Agreement set forth herein and reaffirms its obligations under the Guarantee.

          7.   Conditions to Effectiveness.  This Amendment shall become
               ----------------------------
effective on the date (the "Amendment Effective Date") on which the Seller, the
                            ------------------------
Servicer, RAC, Raytheon, the Managing Facility Agent, each Co-Administrative Agent and the Majority Purchasers shall have executed and delivered this Amendment to the Managing Facility Agent.

          8.   Representation and Warranties.  (a)  By the Seller.  To induce
               -----------------------------        -------------
the Managing Facility Agent, the Co-Administrative Agents and the Purchasers to enter into this Amendment, the Seller hereby represents and warrants to the Managing Facility Agent, the Co-Administrative Agents and the Purchasers as of the Amendment Effective Date that:

               (i) Reaffirmation. As of the date hereof and after giving effect to this Amendment, the representations and warranties set forth in Section 4 of the Purchase and Sale Agreement and Sections 3.1(b) and 3.2 of the Intercompany Purchase Agreement are true and correct in all material respects; and

               (ii) No Amortization Event. After giving effect to this
                    Amendment, no Amortization Event shall have occurred and be continuing.

          (b)  By the Servicer.  To induce the Managing Facility Agent, the Co-
               ----------------
Administrative Agents and the Purchasers to enter into this Amendment, the Servicer hereby represents and warrants to the Managing Facility Agent, the Co-Administrative Agents and the Purchasers as of the Amendment Effective Date that:

               (i) Reaffirmation. As of the date hereof and after giving effect to this Amendment, the representations and warranties set forth in Section 4 of the Purchase and Sale Agreement and Sections 3.1(b) and 3.2 of the Intercompany Purchase Agreement are true and correct in all material respects; and

               (ii) No Amortization Event. After giving effect to this
                    Amendment, no Amortization Event shall have occurred and be continuing.

          (c)  By RAC.  To induce the Managing Facility Agent, the Co-
               ------
Administrative Agents and the Purchasers parties hereto to enter into this Amendment, RAC hereby represents and warrants to the Managing Facility Agent, the Co-Administrative Agents and the Purchasers as of the Amendment Effective Date that as of the date hereof and after giving effect to this Amendment, the representations and warranties set forth in Section 9 of the Repurchase Agreement are true and correct in all material respects.

          (d)  By Raytheon.  To induce the Managing Facility Agent, the Co-
               -----------
Administrative Agents and the Purchasers to enter into this Amendment, Raytheon hereby represents and warrants to the Managing Facility Agent, the Co-Administrative Agents and the Purchasers as of the Amendment Effective Date that as of the date hereof and after giving effect to this Amendment, the representations and warranties set forth in Section 9 of the Guarantee are true and correct in all material respects.

          9.   Payment of Expenses.  Raytheon agrees to pay or reimburse the
          ------------------------
Managing Facility Agent and each Co-Administrative Agent for all its respective out-of-pocket costs and expenses incurred in connection with the development, preparation and execution of, and any amendment, supplement or modification to, this Amendment and any other documents prepared in connection herewith or therewith, and the consummation and administration of the transactions contemplated hereby and thereby, including, without limitation, the reasonable fees and disbursements of counsel to the Managing Facility Agent and the Co-Administrative Agents.

          10.  Counterparts.  This Amendment may be executed by one or more of
          -----------------
the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Amendment signed by all the parties shall be lodged with the Seller and the Managing Facility Agent.

          11.  Severability; Headings.  Any provision of this Amendment which is
          ---------------------------
prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. The section and subsection headings used in this Amendment are for convenience of reference only and are not to affect the construction hereof or to be taken into consideration in the interpretation hereof.

          12.  Continuing Effect of Other Documents.  This Amendment shall not
          -----------------------------------------
constitute an amendment or waiver of any other provision of the Purchase and Sale Agreement not expressly referred to herein and shall not be construed as a waiver or consent to any further or future action on the part of the Seller or the Servicer that would require a waiver or consent of the Purchasers, the Managing Facility Agent or the Co-Administrative Agents. Except as expressly amended, modified and supplemented hereby, the provisions of each Purchase Document and the other documents executed pursuant to the Purchase Documents are and shall remain in full force and effect.

          13.  GOVERNING LAW.  THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF
          ------------------
THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.



                                 (End of Page)

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered in New York, New York by their proper and duly authorized officers as of the day and year first above written.



                    RAYTHEON AIRCRAFT RECEIVABLES CORPORATION, as Seller

                    By: ________________________________________
                        Name:
                        Title:

                    RAYTHEON AIRCRAFT CREDIT CORPORATION,
                    as Seller

                    By: ________________________________________
                        Name:
                        Title:

                    BANK OF AMERICA, N.A.,
                    as Managing Facility Agent and Co-Administrative Agent

                    By: ________________________________________
                        Name:
                        Title:

                    THE CHASE MANHATTAN BANK,
                    as Co-Administrative Agent and Syndication Agent

                    By: ________________________________________
                        Name:
                        Title:

                                                         Second Amendment to the
                                                     Second Amended and Restated
                                                     Purchase and Sale Agreement


                    UBS AG, STAMFORD BRANCH,
                    solely as Administrative Agent

                    By: __________________________________
                        Name:
                        Title:

                    By: __________________________________
                        Name:
                        Title:

                                                         Second Amendment to the
                                                     Second Amended and Restated
                                                     Purchase and Sale Agreement

                    BANK HAPOALIM

                    By: __________________________________
                        Name:
                        Title:

                    By: __________________________________
                        Name:
                        Title:

                                                         Second Amendment to the
                                                     Second Amended and Restated
                                                     Purchase and Sale Agreement

                    SPC:  RECEIVABLES CAPITAL CORPORATION

                    By: __________________________________
                        Name:
                        Title:


                    SPC BANK:  BANK OF AMERICA, N.A.

                    By: __________________________________
                        Name:
                        Title:

                                                         Second Amendment to the
                                                     Second Amended and Restated
                                                     Purchase and Sale Agreement

                    BANK OF NOVA SCOTIA

                    By: __________________________________
                        Name:
                        Title:

                                                         Second Amendment to the
                                                     Second Amended and Restated
                                                     Purchase and Sale Agreement

                    THE BANK OF NEW YORK

                    By: __________________________________
                        Name:
                        Title:

                                                         Second Amendment to the
                                                     Second Amended and Restated
                                                     Purchase and Sale Agreement



                              SPC: BANNER RECEIVABLES CORPORATION

                              By: __________________________________
                                  Name:
                                  Title:


                              SPC BANK: BANK OF TOKYO - MITSUBISHI, LTD.

                              By: __________________________________
                                  Name:
                                  Title:

                                                         Second Amendment to the
                                                     Second Amended and Restated
                                                     Purchase and Sale Agreement


                              BAYERISCHE LANDESBANK

                              By: __________________________________
                                  Name:
                                  Title:

                              By: __________________________________
                                  Name:
                                  Title:

                                                         Second Amendment to the
                                                     Second Amended and Restated
                                                     Purchase and Sale Agreement


                              CANADIAN IMPERIAL BANK OF COMMERCE,
                              NEW YORK AGENCY

                              By: __________________________________
                                  Name:
                                  Title:

                                                         Second Amendment to the
                                                     Second Amended and Restated
                                                     Purchase and Sale Agreement


                              THE CHASE MANHATTAN BANK

                              By: __________________________________
                                  Name:
                                  Title:

                                                         Second Amendment to the
                                                     Second Amended and Restated
                                                     Purchase and Sale Agreement


                              SPC: CHARTA CORPORATION


                              By: CITICORP NORTH AMERICA, INC.,
                                  as Attorney-in-Fact

                                  By: __________________________________
                                      Name:
                                      Title:


                              SPC BANK: CITIBANK, N.A.

                              By: __________________________________
                                  Name:
                                  Title:

                                                         Second Amendment to the
                                                     Second Amended and Restated
                                                     Purchase and Sale Agreement


                              SPC: FOUR WINDS FUNDING CORPORATION


                              By:  Commerzbank AG, New York Branch,
                                   as Attorney-in-Fact

                                   By: __________________________________
                                       Name:
                                       Title:

                                   By: __________________________________
                                       Name:
                                       Title:


                              SPC BANK: COMMERZBANK AG, NEW YORK BRANCH

                              By: __________________________________
                                  Name:
                                  Title:

                              By: __________________________________
                                  Name:
                                  Title:

                                                         Second Amendment to the
                                                     Second Amended and Restated
                                                     Purchase and Sale Agreement


                              SPC: ALPINE SECURITIZATION CORP.


                              By: CREDIT SUISSE FIRST BOSTON, NEW YORK BRANCH, as Attorney-in-Fact

                                   By: __________________________________
                                       Name:
                                       Title:

                                   By: __________________________________
                                       Name:
                                       Title:


                              SPC BANK: CREDIT SUISSE FIRST BOSTON, NEW YORK BRANCH

                              By: __________________________________
                                  Name:
                                  Title:

                              By: __________________________________
                                  Name:
                                  Title:

                                                         Second Amendment to the
                                                     Second Amended and Restated
                                                     Purchase and Sale Agreement


                              DEN DANSKE BANK AKTIESELSKAB, CAYMAN ISLANDS
                              BRANCH

                              By: __________________________________
                                  Name:
                                  Title:

                              By: __________________________________
                                  Name:
                                  Title:

                                                         Second Amendment to the
                                                     Second Amended and Restated
                                                     Purchase and Sale Agreement


                              SPC: FALCON ASSET SECURITIZATION CORPORATION

                              By: __________________________________
                                  Name:
                                  Title:

                              By: __________________________________
                                  Name:
                                  Title:



                              SPC BANK: BANK ONE, NA

                              By: __________________________________
                                  Name:
                                  Title:

                                                         Second Amendment to the
                                                     Second Amended and Restated
                                                     Purchase and Sale Agreement


                              THE INDUSTRIAL BANK OF JAPAN TRUST COMPANY

                              By: __________________________________
                                  Name:
                                  Title:

                                                         Second Amendment to the
                                                     Second Amended and Restated
                                                     Purchase and Sale Agreement


                                    SPC: THREE RIVERS FUNDING CORPORATION

                                    By: _________________________________
                                        Name:
                                        Title:

                                                         Second Amendment to the
                                                     Second Amended and Restated
                                                     Purchase and Sale Agreement


                                    MORGAN GUARANTY TRUST COMPANY OF NEW YORK

                                    By: __________________________________
                                        Name:
                                        Title:

                                                         Second Amendment to the
                                                     Second Amended and Restated
                                                     Purchase and Sale Agreement


                                   NATIONAL WESTMINSTER BANK Plc
                                   NEW YORK BRANCH

                                   By: __________________________________
                                       Name:
                                       Title:


                                   NATIONAL WESTMINSTER BANK Plc
                                   NASSAU BRANCH

                                   By: __________________________________
                                       Name:
                                       Title:

                                   By: __________________________________
                                       Name:
                                       Title:

                                                         Second Amendment to the
                                                     Second Amended and Restated
                                                     Purchase and Sale Agreement


                                   WACHOVIA BANK, N.A.

                                   By: __________________________________
                                       Name:
                                       Title:

                                                         Second Amendment to the
                                                     Second Amended and Restated
                                                     Purchase and Sale Agreement


                                   SPC: QUINCY CAPITAL CORPORATION

                                   By: __________________________________
                                       Name:
                                       Title:


                                   SPC BANK: WESTDEUTSCHE LANDESBANK
                                   GIROZENTRALE, NEW YORK BRANCH

                                   By: __________________________________
                                       Name:
                                       Title:

                                   By: __________________________________
                                       Name:
                                       Title:

                                                         Second Amendment to the
                                                     Second Amended and Restated
                                                     Purchase and Sale Agreement


                                   WELLS FARGO BANK, NATIONAL ASSOCIATION

                                   By: __________________________________
                                       Name:
                                       Title:

                                                         Second Amendment to the
                                                     Second Amended and Restated
                                                     Purchase and Sale Agreement


                                   SPC: EAGLEFUNDING CAPITAL CORP.

                                   By:
                                        ==================================
                                        Name:
                                        Title:

                                   SPC BANK: FLEETBOSTON

                                   By:
                                        ==================================
                                        Name:
                                        Title:

                                                         Second Amendment to the
                                                     Second Amended and Restated
                                                     Purchase and Sale Agreement


                                   SOCIETE GENERALE

                                   By:
                                       ==================================
                                       Name:
                                       Title:

                                                         Second Amendment to the
                                                     Second Amended and Restated
                                                     Purchase and Sale Agreement


                    SPC: VARIABLE FUNDING CAPITAL CORPORATION

                    By: First Union Capital Markets, a division of Wheat First
                        Security Inc., as attorney-in-fact

                        By:
                            =========================================
                            Name:
                            Title:


                    SPC BANK:  FIRST UNION NATIONAL BANK

                    By:
                        =============================================
                        Name:
                        Title:

                                                         Second Amendment to the
                                                     Second Amended and Restated
                                                     Purchase and Sale Agreement


                              SPC: ATLANTIC ASSET SECURITIZATION CORP.

                              By:  CREDIT LYONNAIS NEW YORK BRANCH,
                                   as Attorney-in-Fact

                                   By: __________________________________
                                       Name:
                                       Title:


                              SPC BANK: CREDIT LYONNAIS NEW YORK BRANCH

                              By:
                                   ======================================
                                   Name:
                                   Title:

                                                         Second Amendment to the
                                                     Second Amended and Restated
                                                     Purchase and Sale Agreement

                      KBC BANK NV

                      By: _________________________________
                          Name:
                          Title:

                      By:
                          =================================
                          Name:
                          Title:

                                                         Second Amendment to the
                                                     Second Amended and Restated
                                                     Purchase and Sale Agreement


                                     SPC:  BAVARIA UNIVERSAL FUNDING CORPORATION

                                     By: _________________________________
                                         Name:
                                         Title:


                                     SPC BANK:  BAYERISCHE HYPO-UND VEREINSBANK
                                     AG

                                     By: _________________________________
                                         Name:
                                         Title:

                                     By: _________________________________
                                         Name:
                                         Title:

                                                         Second Amendment to the
                                                     Second Amended and Restated
                                                     Purchase and Sale Agreement



                                 DEUTSCHE BANK AG, NEW YORK A/O CAYMAN
                                 ISLAND BRANCHES

                                 By: _________________________________
                                     Name:
                                     Title:

                                 By: _________________________________
                                     Name:
                                     Title:

                                                         Second Amendment to the
                                                     Second Amended and Restated
                                                     Purchase and Sale Agreement



                                    BANCA COMMERCIALE ITALIANA, NEW YORK
                                    BRANCH

                                    By: _________________________________
                                        Name:
                                        Title:

                                    By: _________________________________
                                        Name:
                                        Title:

                                                         Second Amendment to the
                                                     Second Amended and Restated
                                                     Purchase and Sale Agreement



                              BANCA POPOLARE DI MILANO

                              By: _________________________________
                                  Name:
                                  Title:

                              By:
                                  ==================================
                                  Name:
                                  Title:

                                                         Second Amendment to the
                                                     Second Amended and Restated
                                                     Purchase and Sale Agreement



                                 BANCA NATIONALE DEL LAVORO

                                 By: _________________________________
                                     Name:
                                     Title:

                                                         Second Amendment to the
                                                     Second Amended and Restated
                                                     Purchase and Sale Agreement


                      BNP PARIBAS

                      By: _________________________________
                          Name:
                          Title:

                      By: _________________________________
                          Name:
                          Title:

                                                         Second Amendment to the
                                                     Second Amended and Restated
                                                     Purchase and Sale Agreement




                      THE FUJI BANK, LIMITED

                      By: _________________________________
                          Name:
                          Title:

                                                         Second Amendment to the
                                                     Second Amended and Restated
                                                     Purchase and Sale Agreement



                      RAYTHEON COMPANY

                      By: _________________________________
                          Name:
                          Title:

                                                         Second Amendment to the
                                                     Second Amended and Restated
                                                     Purchase and Sale Agreement



                      RAYTHEON AIRCRAFT COMPANY

                      By: _________________________________
                          Name:
                          Title: